Exhibit 10.4

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Parties entered into the Expense Responsibility Agreement (“Original Expense Agreement”) on July 22, 2013, effective as of June 11, 2013, pursuant to which the Sponsor agreed to be responsible for the incurrence and payment of the Company’s cumulative operating costs previously paid to up to and including June 11, 2013;

WHEREAS, the Sponsor has agreed to be responsible for the incurrence and payment of the Fund’s cumulative operating costs paid through and including June 11, 2013, as well as additional operating costs due for services incurred from June 12, 2013 through December 31, 2013 (collectively as set forth in Exhibit A hereto and referred to as “Fund Expenses”); and

WHEREAS, the Parties have agreed to amend and restate the Original Expense Agreement to provide for such payments.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will not seek reimbursement of the Fund Expenses until the Fund has raised at least $200 million of gross proceeds (the “Gross Proceeds Hurdle”) in the Company’s public offering of units of its limited liability company interest pursuant to the Registration Statement on Form S-1 (File No. 333-185676), as declared effective by the Securities and Exchange Commission on February 25, 2013. To the extent the Fund is not successful in satisfying the Gross Proceeds Hurdle, no amount will be payable by the Fund for reimbursement to the Sponsor of the Fund Expenses.

2.	Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on March 5, 2014

TRILINC GLOBAL, LLC

By:
Name:
Title:

TRILINC ADVISORS, LLC

By:
Name:
Title:

TRILINC GLOBAL IMPACT FUND, LLC

By:
Name:
Title:

Attachment A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through December 31, 2013

Vendor	Description of Services	Amount
AccuConference	Communications	$1,610
ANDE	2013-2014 Membership	5,000
ASTA	Document Translation	1,167
Bank of NY Mellon	Fund Administration	52,500
Bank of NY Mellon	Bank fees	8,959
Board of Managers	Board Wages	157,500
Board of Managers	Board Meeting	32,117
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	132,064
Deloitte & Touche	Tax services	2,477
DST Systems, Inc.	Transfer Agent	116,794
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	143,241
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Lewis Kopp	Expense reimbursement	14,348
Maples and Calder	Legal Services	4,929
MF Analytics	PAES/TAS	65,159
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	58,001
RR Donnelley	10-Q & 8-K Processing	33,534
Spolin Cohen	Legal Services	30,818
State of California	Franchise fees	1,695
State of Delaware	Franchise fees	250
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	3,909
Trilinc Advisors, LLC	eFront	15,751
Trilinc Advisors, LLC	Management fees	66,726
Trilinc Advisors, LLC	Incentive fees	39,450
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	38,700

		$1,784,623